Statement of Additional Information          Rule 497(e), Registration Statement
                                                      1933 Act File No. 33-02430
                                                     1940 Act File No. 811-04534

                                         July 12, 1999 revised to August 5, 1999


                                MIDAS MAGIC, INC.
                                11 Hanover Square
                               New York, NY 10005
                        Toll-free: 1-800-400-MIDAS (6432)


            This Statement of Additional Information regarding Midas Magic, Inc. ("Fund") is not a prospectus and should be read in conjunction with the Fund's prospectus dated June 30, 1999. The prospectus is available to prospective investors without charge upon request by calling toll-free 1-800-400-MIDAS
(6432).

            The most recent Annual Report and Semi-Annual Report to Shareholders for the Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS


DESCRIPTION OF THE FUND........................................................2

THE FUND'S INVESTMENT PROGRAM..................................................2

INVESTMENT RESTRICTIONS........................................................5

MANAGEMENT OF THE FUND.........................................................6

INVESTMENT MANAGER.............................................................8

CALCULATION OF PERFORMANCE DATA................................................9

DISTRIBUTION OF SHARES........................................................13

DETERMINATION OF NET ASSET VALUE..............................................15

PURCHASE OF SHARES............................................................15

ALLOCATION OF BROKERAGE.......................................................15

DISTRIBUTIONS AND TAXES.......................................................18

REPORTS TO SHAREHOLDERS.......................................................19

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.............................19

AUDITORS......................................................................19

FINANCIAL STATEMENTS..........................................................20

                             DESCRIPTION OF THE FUND

            The Fund is a Maryland corporation formed on December 11, 1996. Prior to June 30, 1999 and after March 1, 1997, the Fund operated under the name "Rockwood Fund, Inc". Prior to March 1, 1997, the Fund operated under the name "The Rockwood Growth Fund, Inc.," an Idaho corporation organized on March 7, 1985. Midas Management Corporation ("Investment Manager") serves as the Fund's investment adviser and general manager. Investor Service Center, Inc. ("Distributor") is the distributor of the Fund's shares.

                          THE FUND'S INVESTMENT PROGRAM

     The  following  information  supplements  the  information  concerning  the investment objective, policies and limitations of the Fund found in the Prospectus. The Fund's investment objective of capital appreciation is non-fundamental and may be changed by the Fund's Board of Directors without shareholder approval. Fund shareholders will be notified at least thirty days in advance of a change in the Fund's investment objective and the prospectus will be amended. Shareholders will not be charged a redemption fee if they redeem after such notice and prior to the change of investment objective.

            U.S. Government Securities. The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Government (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities backed by the full faith and credit of the U.S. Government, such as those issued by the Government National Mortgage Association. In addition, the U.S. Government securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. In the case of obligations not backed by the full faith and credit of the U.S. Government, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. Government's full faith and credit.

Borrowing. The Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended, ("1940 Act") which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets. The Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank credits interest thereon against fees.

            Illiquid Assets. The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the Fund's net assets would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days. The term "illiquid assets" for this purpose includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

            Illiquid restricted securities may be sold by the Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

            In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Certain of these instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

            Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers ("QIBs"). Institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD") An insufficient number of QIBs interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

            The Board of Directors of the Fund has delegated the function of making day-to-day determinations of liquidity to Midas Management Corporation
("Investment Manager") pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity determinations, including (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on liquidity determinations to the Board of Directors.

            Lending. The Fund may lend up to one-third of its total assets to other parties, although it has no current intention of doing so. If the Fund engages in lending transactions, it will enter into lending agreements that require that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. To the extent of such activities, the custodian will apply credits against its custodial charges. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed by the Investment Manager to be creditworthy and when, in the Investment Manager's judgment, the consideration which can be earned currently from such lending transactions justifies the attendant risk. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

Repurchase Agreements. Repurchase agreements are considered loans under the 1940 Act and transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon their acquisition is accrued as interest and included in the Fund's net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Investment Manager to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Investment Manager reviews and monitors the creditworthiness of those institutions under the Board's general supervision.

            Convertible Securities. The Fund may invest up to 5% of its net assets in convertible securities which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (I) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

            The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

            The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Investment Manager's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for the Fund, the Investment Manager evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Manager considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

            Investments in Closed-End Investment Companies. The Fund may invest up to 10% of its total assets in shares of closed-end investment companies. In addition to the Fund's expenses, as a shareholder in another investment company, the Fund would bear its pro rata portion of the other investment company's expenses. Therfore, a shareholder would bear duplicative fees and expenses.

            Year 2000 Risks. Like other investment companies, financial and business organizations around the world, the Fund will be adversely affected if the computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's major service providers. The Fund does not expect to incur any significant costs in order to address the Year 2000 Problem. However, at this time there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Fund. Additionally, while the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions that may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Except for the percentage limitations referred to in (1) with respect to borrowing and (i) with respect to illiquid securities, if a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from a change in value or assets will not constitute a violation of that restriction. With respect to investment restriction (1), however, if borrowings exceed 33 1/3% of the value of a Fund's total assets as a result of a change in value or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess. The Fund may not:

1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act") (which currently limits borrowing to 33 1/3% of the value of the Fund's total assets);

2. Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

3. Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

4.          Purchase or sell  physical  commodities,  although it may enter into
            (a) commodity and other futures contracts and options thereon, (b) options on commodities, including foreign currencies, (c) forward contracts on commodities, including foreign currencies, and (d) other financial contracts or derivative instruments;

5. Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks,
            (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objectives and policies, and (c) engaging in securities and other asset loan transactions to the extent permitted by the 1940 Act;

6.          Issue senior securities, except to the extent permitted by the 1940
            Act; or

7. Purchase a security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in a single industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            The  Fund's  Board  of  Directors  has   established  the  following
non-fundamental investment limitations that may be changed by the Board without shareholder approval:

            The Fund may:

            (i) Invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.

            (ii) Purchase securities issued by other investment companies to the extent permitted under the 1940 Act.

            (iii) Pledge, mortgage, hypothecate or otherwise encumber its assets to the extent permitted under the 1940 Act.

                             MANAGEMENT OF THE FUND

            The Fund's board is responsible for the management and supervision of the Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows: CEF Advisers, Inc., Investment Adviser and General Manager; Investor Service Center, Inc., Distributor; DST Systems, Inc., Transfer and Dividend Disbursing Agent; and Investors Fiduciary Trust Company, Custodian.

            The officers and Directors of the Fund, their respective offices, date of birth and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005. There are seven investment companies advised by subsidiaries of Winmill & Co. Incorporated (formerly Bull & Bear Group, Inc.) ("Winmill") (collectively referred to as "Investment Company Complex").

BASSETT S. WINMILL* -- Chairman of the Board. He is Chairman of the Board of three of the other investment companies advised by the Investment Manager and its affiliates and the parent of the Investment Manager, Winmill. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is the father of Thomas B. Winmill. He is 69 years old.

BRUCE B. HUBER, CLU, ChFC, MSFS -- Director. 3443 Highway 66, Neptune, NJ 07753. He is a Financial Representative with New England Financial specializing in financial, estate and insurance matters. From March 1995 to December 31, 1995, he was President of Huber Hogan Knotts Consulting, Inc. From 1990 to March 1995, he was President of Huber-Hogan Associates. He is also a Director of five other investment companies in the Investment Company Complex. He is 69 years old.

JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a principal of Hunt & Howe, Inc. executive recruiting consultants. He is also a Director of five other investment companies in the Investment Company Complex. He is 68 years old.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps. He is also a Director of five other investment companies in the Investment Company Complex. He is 76 years old.

THOMAS B. WINMILL* -- Director, President, Chief Executive Officer, and General Counsel. He is the President of the Investment Manager and the Distributor, and of their affiliates. He is also a Director of eight other investment companies in the Investment Company Complex. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is a son of Bassett S. Winmill. He is 40 years old.

            The executive officers of the Fund, each of whom serves at the pleasure of the Board of Directors, are as follows:

BASSETT S. WINMILL -- Chairman of the Board and Chief Investment Officer (see biographical information above).

THOMAS B. WINMILL -- Chairman, Chief Executive Officer, President and General Counsel (see biographical information above).

ROBERT D. ANDERSON -- Vice Chairman. He is Vice Chairman of the Investment Manager and its affiliates. He was a member of the Board of Governors of the Mutual Fund Education Alliance, and of its predecessor, the No-Load Mutual Fund Association. He has also been a member of the District #12, District Business Conduct and Investment Companies Committees of the NASD. He is 69 years old.

STEVEN A. LANDIS -- Senior Vice President. He is Senior Vice President of the Investment Manager and certain of its affiliates. From 1993 to 1995, he was Associate Director -- Proprietary Trading at Barclays De Zoete Wedd Securities Inc., and from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company. He is 44 years old.

JOSEPH LEUNG, CPA -- Chief Accounting Officer, Chief Financial Officer and Treasurer. He is Chief Accounting Officer, Chief Financial Officer and Treasurer of the Investment Manager and its affiliates. From 1992 to 1995 he held various positions with Coopers & Lybrand L.L.P., a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He is 33 years old.

DEBORAH ANN SULLIVAN, ESQ. -- Chief Compliance Officer, Secretary and Vice President. She is Chief Compliance Officer, Secretary and Vice President of the investment companies in the Investment Company Complex, and the Investment Manager and its affiliates. From 1993 through 1994 she was the Blue Sky Paralegal for SunAmerica Asset Management Corporation and from 1992 through 1993 she was Compliance Administrator and Blue Sky Administrator with Prudential Securities, Inc. and Prudential Mutual Fund Management, Inc. She is member of the New York State Bar. He is 30 years old.

*Bassett S. Winmill and Thomas B. Winmill are "interested persons" of the Fund as defined by the 1940 Act, because of their positions with the Investment Manager.

Compensation Table


   Name of Person,            Aggregate             Pension or Retirement       Estimated Annual        Total Compensation From
      Position                Compensa-              Benefits Accrued as          Benefits Upon        Registrant and Investment
                         tion From Registrant            Part of Fund              Retirement           Company Complex Paid to
                                                           Expenses                                            Directors
   Bruce B. Huber,               $60                         None                     None             $13,500 from 6 Investment
      Director                                                                                                 Companies
   James E. Hunt,                $60                         None                     None             $13,500 from 6 Investment
      Director                                                                                                 Companies
  John B. Russell,               $60                         None                     None             $13,500 from 6 Investment
      Director                                                                                                 Companies


            Information in the preceding table is based on fees paid during the Fund's fiscal year ended December 31, 1998.


     No officer, Director or employee of the Fund's Investment Manager received any compensation from the Fund for acting as an officer, Director, or employee of the Fund. As of July 1, 1999, officers and Directors of the Fund owned less than 1% of the outstanding shares of the Fund. As of July 1, 1999, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104 owned of record 14.94% of the Fund's outstanding shares, National Investor Services Corporation, 55 Water Street, New York, NY 10041-0001 owned of record 5.30% of the Fund's outstanding shares U.S. Clearing Corporation, 26 Broadway, New York, NY 10004 owned of record 9.00% of the Fund's outstanding shares Investors Fiduciary Trust Company, as custodian, 801 Pennsylvania, Kansas City, MO 64105 owned of record 8.86% of the Fund's outstanding shares and NFSC, Phoenix, AZ 85018 owned of record 8.46% of the Fund's outstanding shares.


                               INVESTMENT MANAGER

            The Investment Manager acts as general manager of the Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager also furnishes or obtains on behalf of the Fund all services necessary for the proper conduct of the Fund's business and administration. As compensation for its services to the Fund, the Investment Manager is entitled to a fee, payable monthly, based upon the Fund's average daily net assets. Under the Fund's Investment Management Agreement, the Investment Manager receives a fee at the annual rate of:

                        1.00% of the first $200  million  of the Fund's  average
                          daily net assets .95% of average daily net assets over $200 million up to $400 million .90% of average daily net assets over $400 million up to $600 million .85% of average daily net assets over $600 million up to $800 million .80% of average daily net assets over $800 million up to $1 billion .75% of average daily net assets over $1 billion.

The percentage fee is calculated on the daily value of the Fund's net assets at the close of each business day.

            Under the Investment Management Agreement, the Fund assumes and pays all the expenses required for the conduct of its business including, but not limited to, (a) salaries of administrative and clerical personnel; (b) brokerage commissions; (c) taxes and governmental fees; (d) costs of insurance and fidelity bonds; (e) fees of the transfer agent, custodian, legal counsel and auditors; (f) association fees; (g) costs of preparing, printing and mailing proxy materials, reports and notices to shareholders; (h) costs of preparing, printing and mailing the prospectus and statement of additional information and supplements thereto; (i) payment of dividends and other distributions; (j) costs of Board and shareholders meetings; (k) fees of the independent directors; (l) necessary office space rental; (m) all fees and expenses (including expenses of counsel) relating to the registration and qualification of shares of the Fund under applicable federal and state securities laws and maintaining such registrations and qualifications; and (n) such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto.

     Pursuant to the Investment Management Agreement, if requested by the Fund's Board of Directors, the Investment Manager may provide other services to the Fund such as the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services will be reimbursed by the Fund, subject to examination by those directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof.

             The Fund's Investment Management Agreement continues  from  year to year only if a majority of the Fund's directors (including a majority of disinterested directors) or a majority of the holders of the Fund's outstanding voting securities approve. The Investment Management Agreement may be terminated without penalty at any time by vote of the Fund's directors or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and terminates automatically in the event of its assignment. The Investment Management Agreement provides that the Investment Manager will not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund's shareholders in connection with the matters to which the Investment Management Agreement relates. Nothing contained in the Investment Management Agreement, however, is to be construed to protect the Investment Manager against liability to the Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreement. Voluntary reimbursements for the year ended October 31, 1998 and the two months ended December 31, 1998 are $77,131 and $15,416, respectively. The Fund reimbursed the Investment Manager $465 and $56 for providing certain administrative and accounting services at cost for the year ended October 31, 1998 and December 31, 1998, respectively.

            The Investment Manager, a registered investment adviser, is a wholly-owned subsidiary of Winmill. The other principal subsidiaries of Winmill include Investor Service Center, Inc., a registered broker-dealer, and CEF Advisers, Inc., a registered investment adviser.

            Winmill is a publicly-owned company whose securities are listed on the Nasdaq National Market System ("NMS") and traded in the over-the-counter market. Bassett S. Winmill, Chairman of the Board of Winmill, may be deemed a controlling person of Winmill on the basis of his ownership of 100% of Winmill's voting stock and, therefore, of the Investment Manager. The investment companies in the Investment Company Complex, each of which is managed by an affiliate of the Investment Manager, had net assets in excess of $250,000,000 as of February 12, 1999.

                         CALCULATION OF PERFORMANCE DATA

            Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost.

Average Annual Total Return

            Average  annual  total  return is  computed  by finding  the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


          P(1+T)n = ERV

Where:    P       = a hypothetical initial payment of $1,000;
          T       = average annual total return;
          n       = number of years; and
          ERV     = ending redeemable value at the end of the period of a
                    hypothetical $1,000 payment made at the beginning of such period.

This calculation assumes all dividends and other distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and Rule 12b-1 fees, charged to all shareholder accounts.

Average Annual Total Returns For Periods Ended December 31, 1998


     One Year               (13.82)%
     Five Years             7.40%
     Ten Years              6.10%

Cumulative Total Return

            Cumulative total return is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        CTR=( ERV-P )100
                                P
CTR     =       Cumulative total return

ERV     =       ending redeemable value at the end of the period of a
                hypothetical $1,000 payment made at the beginning of such period

P       =       initial payment of $1,000

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and other distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

            The cumulative return for the Fund for the one year, five year and ten year periods ending December 31, 1998 is (13.82)%, 42.88%, and 80.85%, respectively.

Source Material From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:

Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance and other data.

Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Bond Index (20 year), an index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Consumer's  Digest,  a  bimonthly   magazine  that  periodically   features  the
performance of a variety of investments, including mutual funds.

Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds.

Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

IBC's Money Fund Report, a weekly publication of money market fund total net assets, yield, and portfolio composition.

Individual   Investor,   a  newspaper  that  periodically  reviews  mutual  fund
performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Business Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.

Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.

Lehman Long Term Treasury Bond -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International EAFE Index, is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morningstar, Mutual Fund Values, publications of Morningstar, Inc., periodically reviewing mutual funds industry-wide by means of various methods of analysis and textual commentary.

Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund performance, yields, indexes, and portfolio holdings.

Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Salomon Smith Barney GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Smith Barney High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Smith Barney Broad Investment-Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Smith Barney Market Performance tracks the Salomon Brothers bond index.

Standard & Poor's 500 Composite Stock Price Index -- is an index of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is an index of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index -- is an index of preferred securities.

Success, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA  Today,  a  national   newspaper  that  periodically   reports  mutual  fund
performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

The Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

The Wall Street Transcript, a periodical reporting on financial markets and securities.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

            Indices prepared by the research departments of such financial organizations as Salomon Smith Barney Holdings Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., and Ibbotson Associates may be used, as well as information provided by the Federal Reserve Board.

                             DISTRIBUTION OF SHARES

            Pursuant to a Distribution Agreement, the Distributor acts as principal distributor of the Fund's shares. Under the Distribution Agreement, the Distributor shall use its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are sold continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for its distribution and service activities.

            In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund or service shareholder accounts such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

            Among other things, the Plan provides that (1) the Distributor will submit to the Fund's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Fund's Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan may not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund will be committed to the discretion of the Directors who are not interested persons of the Fund.

            With the approval of the vote of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly-owned subsidiary of Winmill, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund at standard industry rates, which includes fees. The amount of Hanover Direct's fees over its cost of providing Fund marketing will be credited to the Fund's distribution expenses and represent a saving on marketing, to the benefit of the Fund. To the extent Hanover Direct's costs exceed such fees, Hanover Direct will absorb any of such costs.

            It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. Increased assets enable the Fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Fund's ability to maintain a high level of quality shareholder services.

            The Plan increases the overall expense ratio of the Fund; however, a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of the Fund has any direct or indirect financial interest in the operation of the Plan or any related agreement.

            Of the amounts compensated to the Distributor during the Fund's fiscal year ended October 31, 1998, and the two month period ended December 31, 1998, approximately $7 and $0, respectively, represented expenses incurred for advertising; $1,297 and $47, respectively, for printing and mailing prospectuses and other information to other than current shareholders, $937 and $130, respectively, for salaries of marketing and sales personnel, $92 and $69, respectively, for payments to third parties who sold shares of the Fund and provided certain services in connection therewith, and $358 and $0, respectively, for overhead and miscellaneous expenses.

            The Glass-Steagall Act prohibits certain banks from engaging in the business of underwriting, selling, or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being paid for administrative and accounting services under the Plan. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that other arrangements for these services will be made. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                        DETERMINATION OF NET ASSET VALUE

            The Fund's net asset value per share is determined as of the close of regular trading for equity securities on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., eastern time) each business day of the Fund. The following are not Fund business days: New Year's Day, Washington's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

            Securities owned by the Fund are valued by various methods depending on the market or exchange on which they trade. Securities listed or traded on a national securities exchange or the NMS are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Short term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

            Price quotations generally are furnished by pricing services, which may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

                               PURCHASE OF SHARES

            The Fund will only issue shares upon payment of the purchase price by check drawn to the Fund's order in U.S. dollars on a U.S. bank, or by Federal Reserve wire transfer. Third party checks, credit cards, and cash will not be accepted. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. Orders to purchase shares are not binding on the Fund until they are confirmed by the Fund's transfer agent. If an order is canceled because of non-payment or because the purchaser's check does not clear, the purchaser will be responsible for any loss the Fund incurs. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser's account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders in the Fund or any of the other Funds in the Investment Company Complex. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons.

                             ALLOCATION OF BROKERAGE

     The Fund seeks to obtain prompt execution of orders at the most favorable net prices. Transactions are directed to brokers and dealers qualified to execute orders or provide research, statistical or other services, and who may sell shares of the Fund or other affiliated investment companies. Subject to the approval of the Board, the Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the Custodian's charges. No formula exists and no arrangement is made with or promised to any broker/dealer which commits either a stated volume or percentage of brokerage business based on research, statistical or other services furnished to the Investment Manager or upon sale of Fund shares. Fund transactions in debt and over-the-counter securities generally are with dealers acting as principals at net prices with little or no brokerage costs. In certain circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such securities. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission avail able.

            The   Investment   Manager   directs   portfolio   transactions   to
broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services, sales of shares, of the Funds or other Funds advised by the Investment Manager or its affiliates. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made for a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), or other applicable law are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in ongoing relationships with quality brokers.

            Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, or the sale of Fund shares, if any, will be beneficial to the Fund. Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. These services may include "brokerage and research services" as defined in Section 28(e)(3) of the 1934 Act, which presently include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities, (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities trans actions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

            Until March 31, 1999, Bull & Bear Securities, Inc. ("BBSI") was a wholly owned subsidiary of Winmill and the Investment Manager's affiliate. BBSI provides discount brokerage services to the public as an introducing broker clearing through unaffiliated firms on a fully disclosed basis. The Investment Manager was, until March 31, 1999, authorized to place Fund brokerage through BBSI at its posted discount rates and indirectly through a BBSI clearing firm. The Fund did not deal with BBSI in any transaction in which BBSI acts as principal. The clearing firm executed trades in accordance with the fully disclosed clearing agreement between BBSI and the clearing firm. BBSI was financially responsible to the clearing firm for all trades of the Fund until complete payment was received by the Fund or the clearing firm. BBSI provided order entry services or order entry facilities to the Investment Manager, arranged for execution and clearing of portfolio transactions through executing and clearing brokers, monitored trades and
settlements  and  performed   limited   back-office   functions   including  the
maintenance of all records required of it by the National Association of Securities Dealers, Inc.

            In order for BBSI to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by BBSI must have been reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Fund's Board of Directors adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to BBSI were reasonable and fair. Although BBSI's posted discount rates may be lower than those charged by full cost brokers, such rates may be higher than some other discount brokers and certain brokers may be willing to do business at a lower commission rate on certain trades. The Board determined that portfolio transactions may have been executed through BBSI if, in the judgment of the Investment Manager, the use of BBSI was likely to result in price and execution at least as favorable as those of other qualified broker/dealers and if, in particular transactions, BBSI charged the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Brokerage transactions with BBSI were also subject to such fiduciary standards as may be imposed by applicable law. The Investment Manager's fees under its agreement with the Fund were not reduced by reason of any brokerage commissions paid to BBSI.

            Brokerage commissions paid in fiscal years ended October 31, 1996, 1997 and 1998 and the two month period ended December 31, 1998 were $9,411, $2,059, $7,439 and $20, respectively. $5,554 and $0 of such commissions paid during the fiscal year ended October 31, 1998 and the two month period ended December 31, 1998 (representing approximately $4,264,012 and $0, in portfolio transactions), respectively, was allocated to bro ker/dealers that provided research services. $0 and $0 of such commissions paid during the fiscal year ended October 31, 1998 and the two month period ended December 31, 1998, respectively, was allocated to broker/dealers for selling shares of the Funds and other Funds advised by the Investment Manager or its affiliates. During the Fund's fiscal year ended October 31, 1996, the Fund paid $122 in brokerage commissions to BBSI which represented approximately 1.30% of total brokerage commissions paid by the Fund and 1.13% of the aggregate dollar amount of transactions involving the payment of commissions. During the Fund's fiscal years ended October 31, 1997 the Fund paid $859 in brokerage commissions to BBSI which represented approximately 41.74% of total brokerage commissions paid by the Fund and 28.56% of the aggregate dollar amount of transactions involving the payment of commissions. During the Fund's fiscal year ended October 31, 1998 and the two month period ended December 31, 1998, the Fund paid $1,885 and $20 in brokerage commissions to BBSI which represented approximately 25.34% and 100% of total brokerage commissions paid by the Fund and 22.03% and 100% of the aggregate dollar amount of transactions involving the payment of commissions, respectively.

            Investment decisions for the Fund and for the other Funds managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security (a "bunched trade") if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. All accounts participating in a bunched trade shall receive the same execution price with all transaction costs (e.g. commissions) shared on a pro rata basis. In the event that there are insufficient securities to satisfy all orders, the partial amount executed shall be allocated among participating accounts pro rata on the basis of order size. In the event of a partial fill and the portfolio manager does not deem the pro rata allocation of a specified number of shares to a particular account to be sufficient, the portfolio manager may waive in writing such allocation. In such event, the account's pro rata allocation shall be reallocated to the other accounts that participated in the bunched trade. Following trade execution, portfolio managers may determine in certain instances that it would be fair and equitable to allocate securities purchased or sold in such trade in a manner other than that which would follow from a mechanical application of the procedures outlined above. Such instances may include (i) partial fills and special accounts (In the event that there are insufficient securities to satisfy all orders, it may be fair and equitable to give designated accounts with special investment objectives and policies some degree of priority over other types of accounts.); (ii) unsuitable or inappropriate investment (It may be appropriate to deviate from the allocation determined by application of these procedures if it is determined before the final allocation that the security in question would be unsuitable or inappropriate for one or more of the accounts originally designated). While in some cases this practice could have a detrimental effect upon the price or quantity available of the security with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices. The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund or other affiliated investment companies do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Winmill, the parent of the Investment Manager, and may provide clearing services to BBSI.

            The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund does business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Winmill, the parent of the Investment Manager, and may provide clearing services to BBSI.

            The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the two month period ended December 31, 1998 and the fiscal years ended October 31, 1998, 1997 and 1996, the Fund's portfolio turnover rate was 0% and 207.02%, 44.00% and 42.48%, respectively. A higher portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for short-term capital gains and taxes.

            From time to time, certain brokers may be paid a fee for record keeping, shareholder communications and other services provided by them to investors purchasing shares of the Fund through the "no transaction fee" programs offered by such brokers. This fee is based on the value of the investments in the Fund made by such brokers on behalf of investors participating in their "no transaction fee" programs. The Fund's Directors have further authorized the Investment Manager to place a portion of the Fund's brokerage transactions with any such brokers, if the Investment Manager reasonably believes that, in effecting the Fund's transactions in portfolio securities, such broker or brokers are able to provide the best execution of orders at the most favorable prices. Commissions earned by such brokers from executing portfolio transactions on behalf of the Fund may be credited by them against the fee they charge the Fund, on a basis which has resulted from negotiations between the Investment Manager and such brokers.

                             DISTRIBUTIONS AND TAXES

            If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to redeposit a shareholder check, thereby crediting the shareholder's account with additional Fund shares at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional Fund shares.

            The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions ("Distribution Requirement")) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income would be taxed at corporate rates.

            A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

            A loss on the sale of Fund shares that were held for six months or less will be treated as a long term (rather than a short term) capital loss to the extent the shareholder received any capital gain distributions attributable to those shares.

            Dividends and other distributions may also be subject to state and local taxes.

            The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on a December 31 fiscal year basis), plus
(3) generally, all income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of this excise tax by making adequate distributions.

            The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                             REPORTS TO SHAREHOLDERS

            The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets of the Fund. The Fund's fiscal year ends on December 31.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

            Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105 ("Custodian") has been retained by the Fund to act as custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs certain accounting services for the Fund. As part of its agreement with the Fund, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., Box 419789, Kansas City, Missouri 64141-6789, is the Fund's Transfer and Dividend Disbursing Agent. The Distributor provides certain shareholder administration services to the Fund and is reimbursed by the Fund the actual costs incurred with respect thereto. Among other such services, the Distributor currently receives and responds to shareholder inquiries concerning their accounts and processes shareholder telephone requests such as telephone transfers, purchases and redemptions, changes of address and similar matters.

                                    AUDITORS

            Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800,  Philadelphia,
PA  19103-2108,   are  the  independent  accountants  for  the  Fund.  Financial statements of the Fund are audited annually.

                              FINANCIAL STATEMENTS

            The Fund's Financial Statements for the fiscal year ended December 31, 1998, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.